Exhibit 32.2

BIODELIVERY SCIENCES INTERNATIONAL, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of BioDelivery Sciences International, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ernest R. De Paolantonio, Secretary, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Ernest R. De Paolantonio
Ernest R. De Paolantonio
Secretary, Treasurer and Chief Financial Officer
August 9, 2016